UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2007

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SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279 7450

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 26, 2007, Brian O’Hara resigned as a Director of Security Capital Assurance Ltd.  A press release announcing such resignation is filed as an exhibit to this report.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release (“SECURITY CAPITAL ASSURANCE DIRECTOR BRIAN O’HARA STEPS DOWN FROM BOARD”) dated November 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2007

SECURITY CAPITAL ASSURANCE LTD
(Registrant)

By: /s/ Michael Rego
Name: Michael Rego
Title: Executive Vice President